INVESCO GROWTH FUND, INC.
                 Supplement to Prospectus dated January 1, 1997

         The Section of the above Fund's Prospectus entitled "Investment Objective and Policies" is amended to add the following paragraph at the end of the Section:

         Options and Futures. The Fund may write, purchase or sell put and call options on individual securities, security indexes and currencies, or financial futures or options on financial futures, or undertake forward currency contracts. These practices and their risks are discussed under "Investment Policies and Restrictions" in the Statement of Additional Information.

This Supplement supersedes the Supplement dated November 3, 1997.

The date of this Supplement November 26, 1997.